UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: April 21, 2009

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification Number)

Josef Mettler, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

     (Address of principal executive offices)

     011 41 43 388 40 60

     (Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   •     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   •     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES
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On April 21, 2009 SunVesta, Inc. (the “Company”) entered into a debt settlement agreement with Zypam, Ltd. in connection with satisfying debts in the amount of $2,317,756 with 7,725,854 shares of its common stock valued at $0.30 per share pursuant to the exemptions provided under Section 4(2) and Regulation S of the Securities Act of 1933, as amended (“Securities Act”).

The Company complied with the exemption requirements of Section 4(2) of the Securities Act based on the following factors: (1) the issuance was an isolated private transaction that did not involve a public offering; (2) there was one offeree who was issued shares in debt settlement; (3) the offeree committed to hold its stock; (4) there have been no subsequent or contemporaneous public offerings of the stock; (5) the stock has not been broken down into smaller denominations; and (6) the discussions that lead to the debt settlement took place directly between the offeree and the Company.

Regulation S provides generally that any offer or sale that occurs outside of the United States is exempt from the registration requirements of the Securities Act, provided that certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (the “issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the forgoing (the “resale safe harbor”). An offer, sale or resale of securities that satisfied all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S.

The Corporation complied with the requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to an offeree who was outside the United States at the time of the offering, and ensuring that the entity to whom the common shares were issued was a non-U.S. person with an address in a foreign country.

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ITEM 9.01     Financial Statements and Exhibits

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(c)      The following exhibit is filed herewith:

Exhibit No.     Page No.     Description

10          Attached     Debt Settlement Agreement dated April 21, 2009 between the Company and Zypam, Ltd.

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SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       SUNVESTA, INC.                                   Date

By: /s/ Josef Mettler                                   April 30, 2009

                     Name: Josef Mettler
                     Title: Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Director